UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2024

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-41786	26-3455189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2909 Hillcroft, Suite 420
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 467-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 427 under the Securities Act (17 CFR 230.427)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On February 9, 2024, Phoenix American Financial Services, Inc., as transfer agent and rights agent (the “Rights Agent”), completed the posting of shares of common stock (the "Common Stock”), par value $0.001 per share, of the Silver Star Properties REIT, Inc. (the “Company”) to the applicable shareholder accounts as a result of the determination on January 13, 2024 by the board of directors of the Company that a Flip-In Event had occurred pursuant to the Rights Agreement, dated as of August 18, 2023 (the "Rights Agreement"), between the Company and the Rights Agent. Capitalized terms used in this report and not otherwise defined have the definitions ascribed to them in the Rights Agreement.

The Company has issued approximately 30,187,331 shares of Common Stock to shareholders who were not determined to be Acquiring Persons pursuant to the Rights Agreement.

Item 7.01 Regulation FD Disclosure.

On February 9, 2024, the Company issued a press release updating shareholders on the issuance of share of Common Stock pursuant to the Rights Plan, a copy of which is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, are “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The furnishing of the remarks is not intended to constitute a representation that such furnishing is required by Regulation FD or that the remarks include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
99.1+	Press Release dated February 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+Furnished herewith.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)

By: /s/ Gerald W. Haddock
Name: Gerald W. Haddock
Title: Chief Executive Officer and Chairman of the Executive Committee
Date:  February 13, 2024